SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): October 22, 1998


                       First Washington Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)

         Washington                        0-26584              91-1632900
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(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation)                                            Identification No.)


10 S. First Avenue, Walla Walla, Washington                        99362
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number (including area code):          (509) 527-3636
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                               Not Applicable
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       (Former name or former address, if changed since last report)

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Item 8.  Change in Fiscal Year.
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     The Board of Directors of First Washington Bancorp, Inc. (the
"Registrant") passed a resolution on October 22, 1998 to change the Registrant's fiscal year end from March 31 to December 31 beginning for the fiscal year ended on December 31, 1999. The Registrant will file a report for the period between March 31, 1999 and December 31, 1999 on Form 10-K. The annual meeting in connection with the December 31, 1999 fiscal year will be held in April 2000.

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                                 SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRST WASHINGTON BANCORP, INC.



DATE:  May 21, 1999                By: /s/Gary Sirmon
                                       -------------------------------------
                                       Gary Sirmon
                                       President and Chief Executive Officer

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